BERGER INSTITUTIONAL PRODUCTS TRUST
SEMI-ANNUAL REPORT
JUNE 30, 1998

                              BERGER IPT-100 FUND
                       BERGER IPT-GROWTH AND INCOME FUND
                      BERGER IPT-SMALL COMPANY GROWTH FUND
                       BERGER/BIAM IPT-INTERNATIONAL FUND

    Berger Institutional Products Trust is presenting a combined semi-annual report which includes the Berger IPT-100 Fund, Berger IPT-Growth and Income Fund, Berger IPT-Small Company Growth Fund, and Berger/BIAM IPT-International Fund. The report reflects the financial position of each Fund at June 30, 1998, the results of their operations for the periods ending June 30, 1998 and the changes in net assets, and financial highlights for the periods indicated, in a single document.

                            ------------------------

                               Table of Contents

BERGER IPT-100 FUND
    Portfolio Manager's Commentary........................................     1
    Schedule of Investments...............................................     3

BERGER IPT-GROWTH AND INCOME FUND
    Co-Portfolio Managers' Commentary.....................................     7
    Schedule of Investments...............................................     9

BERGER IPT-SMALL COMPANY GROWTH FUND
    Portfolio Manager's Commentary........................................    13
    Schedule of Investments...............................................    15

BERGER/BIAM IPT-INTERNATIONAL FUND
    Portfolio Managers' Commentary........................................    20
    Schedule of Investments...............................................    22

Financial Statements......................................................    25
Financial Highlights......................................................    29
Notes to Financial Statements.............................................    32

BERGER IPT-100 FUND

PORTFOLIO MANAGER'S COMMENTARY                                  PATRICK S. ADAMS

PERFORMANCE

    Market performance in the first two quarters of 1998 was like night and day. The market turned in a healthy first-quarter performance, but renewed fears about Asia and disappointing first-quarter earnings results created a turbulent second quarter that again saw a rush to blue chip "defensive" stocks. As a result, the Berger IPT-100 Fund (the "Fund") had a strong first quarter and a disappointing second quarter. The Fund's six-month total return of 10.80%(1) lagged the 17.72% return for the Standard & Poor's (S&P) 500(2) over the same period but beat the 8.63% return for the S&P Mid Cap 400.(3)

PERIOD IN REVIEW

    Buoyed by the market's apparent recovery from the Asian situation, our Fund had excellent performance from a number of holdings in the first quarter, particularly those in technology, consumer cyclicals and financials. A second bout of "Asian flu" hit the market hard in mid-April, however, triggering another flight to the large index stocks that investors perceive to be safer in volatile markets.

    As we saw in the fourth quarter 1997, the technology sector felt the brunt of investors' Asian fears during the second quarter. The sector was hit hard across the board, affecting even some companies with no direct connection to Asia. We continue to believe technology is one of the most attractive sectors on a long-term basis, however. As a result, the percentage of Fund assets invested in this sector was virtually unchanged over the six-month period, and technology remains our Fund's single largest holding (28.5%).

    We have increased our investment in healthcare companies (8.4% of total assets on June 30, 1998) as they have strong fundamentals and are a good defensive play because the ones we are invested in have little or no Asian exposure.

    We slightly reduced our position in consumer cyclicals in 1998 to take profits--from 12.5% on December 31, 1997, to 9.1% on June 30. Our best-performing consumer stock has been one of our largest holdings, Tommy Hilfiger, which is up nearly 78% year to date.

    Sunbeam was a major disappointment this period. Turmoil at the company, brought about by a disappointing earnings report, questionable accounting practices and the firing of CEO Al Dunlap, caused the stock to drop and created a drag on Fund performance. We have since sold our position in this security.

LOOKING AHEAD

    While the market's second quarter move to large, defensive stocks was understandable, we do not believe this will be a secular trend and feel very comfortable with how we have the portfolio structured. We believe that there is excessive valuation risk in many of the companies that comprise the S&P 500 and we maintain our commitment to our proven growth at a reasonable price strategy. While our Fund has the flexibility to invest in companies of any market capitalization, in the current market environment we are weighted more heavily toward the mid cap arena.

    We remain cautiously optimistic for the second half of 1998. Low interest rates and strong economies in the U.S. and Europe are providing a favorable business environment. The biggest concern is the Asian economic crisis and its impact on future earnings of U.S. companies. As long as we see progress, particularly in restructuring Japan's banking system and stimulating economic growth, we will remain positive on worldwide GDP growth.

    Thank you for your confidence in our Fund.

------------------------

(1) Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The S&P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

(3) The S&P Mid Cap 400 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 400 publicly traded U.S. companies. It is a generally recognized indicator used to measure mid cap stock performance in the U.S. stock market. One cannot invest directly in an index.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                             IN BERGER IPT-100 FUND
                      VS. S&P 500 AND COST OF LIVING INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             INITIAL INVESTMENT $10,000                  VALUE OF SHARES
                                                                                           COST OF LIVING
                                                       BERGER IPT-100 FUND     S&P 500          INDEX
5/1/96                                                               $10,000    $10,000              $10,000
6/30/96                                                               $9,780    $10,290              $10,026
9/30/96                                                              $10,080    $10,608              $10,096
12/31/96                                                             $10,390    $11,492              $10,147
3/31/97                                                              $10,030    $11,801              $10,237
6/30/97                                                              $11,250    $13,860              $10,256
9/30/97                                                              $12,420    $14,897              $10,313
12/31/97                                                             $11,820    $15,325              $10,320
3/31/98                                                              $13,809    $17,462              $10,377
6/30/98                                                              $13,097    $18,038              $10,416
Berger IPT-100 Fund
Average Annual Total Return
As of June 30, 1998
                                                             Since Inception
1 Year                                                              (5/1/96)
16.41%                                                                13.24%
Past performance is not predictive of future
performance.

                              BERGER IPT-100 FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1998

   SHARES/UNITS OR                                                 PERCENT OF                 MARKET
  PRINCIPAL AMOUNT                                                 NET ASSETS                  VALUE
---------------------                                             -------------             -----------

COMMON STOCK                                                             80.54%

AEROSPACE/DEFENSE                                                         1.00%
              600       The Boeing Company                                                  $   26,737
                                                                                            -----------

AEROSPACE/DEFENSE-EQUIPMENT                                               1.11%
              600       The B.F. Goodrich Company                                               29,775
                                                                                            -----------

AUTO MANUFACTURERS-DOMESTIC                                               0.95%
              450       Chrysler Corporation                                                    25,368
                                                                                            -----------

AUTO/TRUCK-ORIGINAL EQUIPMENT                                             0.77%
              400       Lear Corporation*                                                       20,525
                                                                                            -----------

BANKS-MONEY CENTER                                                        2.73%
              580       Chase Manhattan Corporation                                             43,790
              500       First Union Corporation                                                 29,125
                                                                                            -----------
                                                                                                72,915
                                                                                            -----------

BUILDING PRODUCTS-WOOD                                                    1.20%
            1,000       Willamette Industries, Inc.                                             32,000
                                                                                            -----------

COMPUTER-GRAPHICS                                                         4.32%
            3,700       Cadence Design Systems, Inc.*                                          115,625
                                                                                            -----------

COMPUTER-LOCAL NETWORKS                                                   3.27%
            2,850       3Com Corporation*                                                       87,459
                                                                                            -----------

COMPUTER-MINI/MICRO                                                       2.11%
            1,300       Sun Microsystems, Inc.*                                                 56,468
                                                                                            -----------

COMPUTER SOFTWARE-ENTERPRISE                                              6.94%
              400       Computer Associates International, Inc.                                 22,225
            4,170       Parametric Technology Corporation*                                     113,111
            1,100       Synopsys, Inc.*                                                         50,325
                                                                                            -----------
                                                                                               185,661
                                                                                            -----------

DIVERSIFIED OPERATIONS                                                    2.24%
              950       Tyco International, Ltd.                                                59,850
                                                                                            -----------

ELECTRICAL-EQUIPMENT                                                      2.19%
              700       Honeywell, Inc.                                                         58,493
                                                                                            -----------

ELECTRONIC-SEMICONDUCTOR EQUIPMENT                                        1.56%
              250       Applied Materials, Inc.*                                                 7,375
            1,800       Lam Research Corporation*                                               34,425
                                                                                            -----------
                                                                                                41,800
                                                                                            -----------

                              BERGER IPT-100 FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1998

   SHARES/UNITS OR                                                 PERCENT OF                 MARKET
  PRINCIPAL AMOUNT                                                 NET ASSETS                  VALUE
---------------------                                             -------------             -----------
ELECTRONIC-SEMICONDUCTOR MANUFACTURING                                    8.51%
            2,400       Altera Corporation*                                                 $   70,950
            2,960       Maxim Integrated Products, Inc.*                                        93,795
            1,850       Xilinx, Inc.*                                                           62,900
                                                                                            -----------
                                                                                               227,645
                                                                                            -----------

FINANCIAL SERVICES-MISCELLANEOUS                                          1.18%
            1,050       Heller Financial, Inc.*                                                 31,500
                                                                                            -----------

FOOD-FLOUR & GRAIN                                                        2.11%
            1,700       Interstate Bakeries Corporation                                         56,418
                                                                                            -----------

LEISURE-HOTELS & MOTELS                                                   0.92%
              627       Promus Hotel Corporation*                                               24,139
               18       Sodexho Marriott Services, Inc.*                                           522
                                                                                            -----------
                                                                                                24,661
                                                                                            -----------

LEISURE-TOYS/GAMES/HOBBY                                                  0.63%
              400       Mattel, Inc.                                                            16,925
                                                                                            -----------

MACHINE-TOOLS & RELATED PRODUCTS                                          1.09%
              700       Kennametal, Inc.                                                        29,225
                                                                                            -----------

MEDICAL-BIOMEDICAL/GENETICS                                               1.83%
            1,350       Centocor, Inc.*                                                         48,937
                                                                                            -----------

MEDICAL-DRUG/DIVERSIFIED                                                  1.26%
              650       American Home Products Corporation                                      33,637
                                                                                            -----------

MEDICAL-ETHICAL DRUGS                                                     2.72%
            1,100       Lilly (Eli) & Co.                                                       72,668
                                                                                            -----------

MEDICAL-OUTPATIENT/HOME CARE                                              1.55%
            1,550       HEALTHSOUTH Corporation*                                                41,365
                                                                                            -----------

MEDICAL-PRODUCTS                                                          1.01%
              500       Baxter International, Inc.                                              26,906
                                                                                            -----------

OIL & GAS-FIELD SERVICES                                                  0.63%
              200       B.J. Services Co.*                                                       5,812
              250       Halliburton Co.                                                         11,140
                                                                                            -----------
                                                                                                16,952
                                                                                            -----------

PAPER & PAPER PRODUCTS                                                    0.69%
              400       Kimberly-Clark Corporation                                              18,350
                                                                                            -----------

POLLUTION CONTROL-EQUIPMENT                                               3.38%
            3,220       United States Filter Corporation*                                       90,361
                                                                                            -----------

RETAIL-APPAREL/SHOE                                                       1.53%
              950       Ross Stores, Inc.                                                       40,850
                                                                                            -----------

                              BERGER IPT-100 FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1998

   SHARES/UNITS OR                                                 PERCENT OF                 MARKET
  PRINCIPAL AMOUNT                                                 NET ASSETS                  VALUE
---------------------                                             -------------             -----------
RETAIL-DEPARTMENT STORES                                                  0.69%
              300       Sears Roebuck & Co.                                                 $   18,318
                                                                                            -----------

RETAIL-MAIL ORDER & DIRECT                                                1.05%
            1,350       Cendant Corporation*                                                    28,181
                                                                                            -----------

RETAIL-MISCELLANEOUS/DIVERSIFIED                                          4.55%
            2,300       Republic Industries, Inc.*                                              57,500
            1,300       U.S.A. Waste Services, Inc.*                                            64,187
                                                                                            -----------
                                                                                               121,687
                                                                                            -----------

RETAIL-RESTAURANTS                                                        0.77%
              300       McDonalds Corporation                                                   20,700
                                                                                            -----------

RETAIL/WHOLESALE-AUTO PARTS                                               3.70%
            3,100       Autozone, Inc.*                                                         99,006
                                                                                            -----------

RETAIL/WHOLESALE-COMPUTERS/CELLULAR                                       1.34%
            2,000       CHS Electronics, Inc.*                                                  35,750
                                                                                            -----------

RETAIL/WHOLESALE-OFFICE SUPPLIES                                          1.48%
            2,400       Officemax, Inc.*                                                        39,600
                                                                                            -----------

TELECOMMUNICATIONS-SERVICES                                               1.70%
              950       Nextel Communications, Inc.*                                            23,631
              450       Worldcom, Inc.*                                                         21,796
                                                                                            -----------
                                                                                                45,427
                                                                                            -----------

TEXTILE-APPAREL MANUFACTURING                                             5.83%
            1,250       Liz Claiborne, Inc.                                                     65,312
            1,450       Tommy Hilfiger Corporation*                                             90,637
                                                                                            -----------
                                                                                               155,949
                                                                                            -----------
TOTAL COMMON STOCK (COST $2,090,804)                                                         2,153,694
                                                                                            -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS                                       11.21%
        $ 300,000       Federal Home Loan Mortgage Corporation
                        Discount Note-5.50%, 7/9/98                                            299,633
                                                                                            -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $299,633)                                       299,633
                                                                                            -----------

                              BERGER IPT-100 FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)
                                 JUNE 30, 1998

   SHARES/UNITS OR                                                 PERCENT OF                 MARKET
  PRINCIPAL AMOUNT                                                 NET ASSETS                  VALUE
---------------------                                             -------------             -----------
REPURCHASE AGREEMENT                                                      4.52%
        $ 121,000       Repurchase agreement with State Street
                        Bank, 5.60% dated June 30, 1998, to be
                        repurchased at $121,018 on July 1, 1998,
                        collateralized by U.S. Federal National
                        Mortgage Association Note, 7.42% - July
                        1, 2027, with a value of $127,400                                   $  121,000
                                                                                            -----------
TOTAL REPURCHASE AGREEMENT (COST $121,000)                                                     121,000
                                                                                            -----------
TOTAL INVESTMENTS (COST $2,511,437)**                                    96.27%              2,574,327
TOTAL CASH AND OTHER ASSETS, LESS LIABILITIES                             3.73%                 99,729
                                                                                            -----------
NET ASSETS                                                              100.00%             $2,674,056
                                                                                            -----------
                                                                                            -----------

------------------------

* Non-income producing security.

**The cost of investments for federal tax purposes amounts to $2,511,437.

                       See notes to financial statements.

BERGER IPT-GROWTH AND INCOME FUND

CO-PORTFOLIO MANAGERS' COMMENTARY           SHEILA J. OHLSSON & PATRICK S. ADAMS

PERFORMANCE

    Renewed Asian concerns in the second quarter provided for a volatile first half of the year in the market. The Berger IPT-Berger Growth and Income Fund (the "Fund") returned 12.25%(1) for the six-month period ended June 30, 1998, compared with 17.72% for the Standard & Poor's (S&P) 500(2). The lagging performance is attributable primarily to two factors. First, investors were once again concerned about deteriorating prospects in Asia and flocked to blue chip, liquid stocks that dominate the S&P 500. These types of stocks are perceived as "safe harbors" in difficult times. Second, we were hurt in the first quarter by energy stocks, which continued to underperform because of the implications of weak commodity prices. We have since reduced our energy exposure from 8.7% on December 31, 1997 to 5.4% on June 30.

PERIOD IN REVIEW

    We increased consumer cyclicals and consumer staples from 5.4% of total Fund assets on December 31, 1997 to 12.3% on June 30. Consumer stocks, particularly apparel and food retailers, are benefiting from a strong U.S. economy. Additionally, they have little to no exposure to Asia, and conversely some are gaining sourcing benefits from inexpensive Asian manufacturing. Dayton Hudson was an outstanding performer for our Fund the past six months. Other names added were Albertsons and Walgreens.

    We continue to be bullish on healthcare. The names we hold tend to be a good defensive play in a volatile environment. And like consumer stocks, they have relatively little Asian exposure. We continue to like the drug stocks, although we are watching the valuations closely.

    The largest sector weighting in the Fund, 24.7%, is invested in technology, which includes telecommunications equipment and services. During 1998, we have shifted assets to the telecommunications-related stocks to take advantage of the strong underlying trends in that industry. Lucent Technologies and WorldCom were tremendous performers during this reporting period. We added Tellabs in the second quarter, feeling that its acquisition of Ciena enhanced an already strong existing fundamental business. Technology continues to be highly volatile because of Asia and Year 2000 issues. Many companies are directing information systems capital expenditure budgets toward Year 2000 issues and postponing purchases in other areas. We continue our focus on high-quality technology companies with solid product lines that we believe can weather the Asian crisis. We particularly like companies such as Compuware, which are on the software and service side of technology instead of the more volatile hardware side.

    We reduced holdings in the financial sector, from 23.7% of total Fund assets on December 31, 1997, to 11.4% on June 30. Specifically, we shifted out of regional banks and mortgage-related stocks and concentrated our holdings in investment banks/brokerage firms, which are benefiting from both a strong U.S. equity market and tremendous merger and acquisition activity. Morgan Stanley Dean Witter and American Express aided Fund performance this six-month period.

    We established a position in the electric utilities sector, which includes Duke Energy and Carolina Power & Light, in the second quarter because this sector combines good dividend income with low volatility. Convertible bonds and preferred stocks, which make up 13% of total Fund assets, continue to provide income as well.

    Sunbeam was a major disappointment this period. Turmoil at the company, brought about by a disappointing earnings report, questionable accounting practices and the firing of CEO Al Dunlap, caused the stock to drop and created a drag on Fund performance. We have since sold our position in this security.

LOOKING AHEAD

    We are generally positive with respect to the market, given the strong U.S. economy and benign interest rate environment. We continue to be concerned about the situation in Asia, feeling that the weakness will continue for some time. In terms of the U.S. equity market, valuations are high, but we remain cautiously optimistic given the strength in underlying market fundamentals.

    Thank you for your confidence in our Fund.

------------------------

(1) Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The S&P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                      IN BERGER IPT-GROWTH AND INCOME FUND
                      VS. S&P 500 AND COST OF LIVING INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             INITIAL INVESTMENT $10,000                        VALUE OF SHARES
                                                                                                      COST OF LIVING
                                                       BERGER IPT-GROWTH & INCOME FUND    S&P 500          INDEX
5/1/96                                                                          $10,000    $10,000              $10,000
6/30/96                                                                         $10,020    $10,290              $10,026
9/30/96                                                                         $10,400    $10,608              $10,096
12/31/96                                                                        $11,140    $11,492              $10,147
3/31/97                                                                         $11,190    $11,801              $10,237
6/30/97                                                                         $12,320    $13,860              $10,256
9/30/97                                                                         $14,110    $14,897              $10,313
12/31/97                                                                        $13,924    $15,325              $10,320
3/31/98                                                                         $15,318    $17,462              $10,377
6/30/98                                                                         $15,630    $18,038              $10,416
Berger IPT-Growth & Income Fund
Average Annual Total Return
As of June 30, 1998
1 Year                                                         Since Inception (5/1/96)
26.86%                                                                           22.85%
Past performance is not predictive of future
performance.

                       BERGER IPT-GROWTH AND INCOME FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)

                                 JUNE 30, 1998

SHARES/UNITS OR                                              PERCENT OF
PRINCIPAL AMOUNT                                             NET ASSETS        MARKET VALUE
----------------                                           --------------      ------------

COMMON STOCK                                                       79.51%

AUTO MANUFACTURERS-DOMESTIC                                         1.76%
      1,800      Ford Motor Company                                             $  106,200
                                                                               ------------

AUTO/TRUCK-ORIGINAL EQUIPMENT                                       1.34%
      1,175      Magna International, Inc. Class A                                  80,634
                                                                               ------------

BANKS-SUPER REGIONAL                                                0.56%
        900      Norwest Corporation                                                33,637
                                                                               ------------

BUILDING-HAND TOOLS                                                 1.58%
      2,600      Danaher Corporation                                                95,387
                                                                               ------------

COMPUTER-GRAPHICS                                                   1.32%
      2,550      Cadence Design Systems, Inc.*                                      79,687
                                                                               ------------

COMPUTER-LOCAL NETWORKS                                             1.64%
      1,075      Cisco Systems, Inc.*                                               98,967
                                                                               ------------

COMPUTER-MINI/MICRO                                                 1.44%
      2,000      Sun Microsystems, Inc.*                                            86,875
                                                                               ------------

COMPUTER-SERVICES                                                   1.00%
      1,100      Cambridge Technology Partners, Inc.*                               60,087
                                                                               ------------

COMPUTER SOFTWARE-DESKTOP                                           1.12%
        625      Microsoft Corporation*                                             67,734
                                                                               ------------

COMPUTER SOFTWARE-ENTERPRISE                                        4.64%
      1,700      Computer Associates International, Inc.                            94,456
      2,500      Compuware Corporation*                                            127,812
      2,100      Parametric Technology Corporation*                                 56,962
                                                                               ------------
                                                                                   279,230
                                                                               ------------

COMPUTER SOFTWARE-MEDICAL                                           2.05%
      3,500      HBO & Company                                                     123,375
                                                                               ------------

COMPUTER SOFTWARE-SECURITY                                          1.79%
      2,250      Network Associates, Inc.*                                         107,718
                                                                               ------------

DIVERSIFIED OPERATIONS                                              0.88%
        950      Monsanto Company                                                   53,081
                                                                               ------------

ELECTRONIC-SEMICONDUCTOR MANUFACTURING                              2.05%
      2,050      Maxim Integrated Products, Inc.*                                   64,959
      1,000      Texas Instruments, Inc.                                            58,312
                                                                               ------------
                                                                                   123,271
                                                                               ------------

FINANCE-CONSUMER/COMMERCIAL LOANS                                   1.47%
      3,400      Sirrom Capital Corporation                                         88,400
                                                                               ------------

                       BERGER IPT-GROWTH AND INCOME FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)

                                 JUNE 30, 1998

SHARES/UNITS OR                                              PERCENT OF
PRINCIPAL AMOUNT                                             NET ASSETS        MARKET VALUE
----------------                                           --------------      ------------
FINANCE-INVESTMENT BANKERS                                          1.46%
        950      Merrill Lynch & Co., Inc.                                      $   87,637
                                                                               ------------

FINANCE-INVESTMENT MANAGEMENT                                       1.97%
      1,300      Morgan Stanley Dean Witter Discovery &
                 Company                                                           118,787
                                                                               ------------

FINANCIAL SERVICES-MISCELLANEOUS                                    2.90%
        925      American Express Company                                          105,450
      1,400      Newcourt Credit Group, Inc.                                        68,862
                                                                               ------------
                                                                                   174,312
                                                                               ------------

INSURANCE-DIVERSIFIED                                               1.76%
      1,750      Travelers Group, Inc.                                             106,093
                                                                               ------------

INSURANCE-PROPERTY/CASUALTY/TITLE                                   1.29%
      1,210      Mercury General Corporation                                        77,818
                                                                               ------------

LEISURE-PRODUCTS                                                    1.42%
      2,200      Harley-Davidson, Inc.                                              85,250
                                                                               ------------

LEISURE-TOYS/GAMES/HOBBY                                            1.48%
      2,100      Mattel, Inc.                                                       88,856
                                                                               ------------

MEDICAL-DRUG/DIVERSIFIED                                            3.02%
      1,100      American Home Products Corporation                                 56,925
      1,800      Warner-Lambert Company                                            124,875
                                                                               ------------
                                                                                   181,800
                                                                               ------------

MEDICAL-ETHICAL DRUGS                                               1.17%
        650      Pfizer, Inc.                                                       70,646
                                                                               ------------

MEDICAL-GENERIC DRUGS                                               1.35%
      2,700      Mylan Laboratories, Inc.                                           81,168
                                                                               ------------

MEDICAL-HOSPITALS                                                   1.40%
      2,700      Tenet Healthcare Corporation*                                      84,375
                                                                               ------------

MEDICAL-OUTPATIENT/HOME CARE                                        1.31%
      2,950      HEALTHSOUTH Corporation*                                           78,728
                                                                               ------------

MEDICAL-WHOLESALE DRUG/SUNDRIES                                     2.32%
      1,720      McKesson Corporation                                              139,750
                                                                               ------------

MEDICAL/DENTAL-SUPPLIES                                             1.06%
      1,000      Steris Corporation*                                                63,593
                                                                               ------------

OFFICE-EQUIPMENT & AUTOMATION                                       1.27%
        750      Xerox Corporation                                                  76,218
                                                                               ------------

OIL & GAS-FIELD SERVICES                                            1.30%
      1,750      Halliburton Company                                                77,984
                                                                               ------------

                       BERGER IPT-GROWTH AND INCOME FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)

                                 JUNE 30, 1998

SHARES/UNITS OR                                              PERCENT OF
PRINCIPAL AMOUNT                                             NET ASSETS        MARKET VALUE
----------------                                           --------------      ------------
OIL & GAS-INTERNATIONAL INTEGRATED                                  1.53%
      1,200      Mobil Corporation                                              $   91,950
                                                                               ------------

OIL & GAS-PRODUCTION/PIPELINE                                       1.46%
      2,600      The Williams Companies, Inc.                                       87,750
                                                                               ------------

OIL & GAS-U.S. EXPLORATION & PRODUCTION                             1.58%
      4,854      Ocean Energy, Inc.*                                                94,956
                                                                               ------------

OIL & GAS-U.S. INTEGRATED                                           1.04%
      1,500      Amoco Corporation                                                  62,437
                                                                               ------------

RETAIL-APPAREL/SHOE                                                 2.85%
      1,000      Nordstrom, Inc.                                                    77,250
      3,900      TJX Companies, Inc.                                                94,087
                                                                               ------------
                                                                                   171,337
                                                                               ------------

RETAIL-DEPARTMENT STORES                                            3.11%
      2,600      Proffitts, Inc.*                                                  104,975
      1,350      Sears Roebuck & Company                                            82,434
                                                                               ------------
                                                                                   187,409
                                                                               ------------

RETAIL-DRUG STORES                                                  1.54%
      2,250      Walgreen Company                                                   92,953
                                                                               ------------

RETAIL-MAJOR DISCOUNT CHAINS                                        1.92%
      2,380      Dayton-Hudson Corporation                                         115,430
                                                                               ------------

RETAIL-SUPER/MINI MARKETS                                           1.72%
      2,000      Albertson's, Inc.                                                 103,625
                                                                               ------------

RETAIL/WHOLESALE-OFFICE SUPPLIES                                    1.86%
      6,800      Officemax, Inc.*                                                  112,200
                                                                               ------------

TELECOMMUNICATIONS-EQUIPMENT                                        2.97%
        950      Lucent Technologies, Inc.                                          79,028
      1,400      Tellabs, Inc.*                                                    100,275
                                                                               ------------
                                                                                   179,303
                                                                               ------------

TELECOMMUNICATIONS-SERVICES                                         2.79%
      2,700      Teleglobe, Inc.                                                    71,550
      2,000      Worldcom, Inc.*                                                    96,875
                                                                               ------------
                                                                                   168,425
                                                                               ------------

UTILITY-ELECTRIC POWER                                              4.02%
      2,300      Carolina Power & Light Company                                     99,762
      1,700      Duke Energy Corporation                                           100,725
        500      New Century Energies, Inc.                                         22,718
        500      Western Resources, Inc.                                            19,406
                                                                               ------------
                                                                                   242,611
                                                                               ------------
TOTAL COMMON STOCK (COST $4,446,258)                                             4,787,684
                                                                               ------------

                       BERGER IPT-GROWTH AND INCOME FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)

                                 JUNE 30, 1998

SHARES/UNITS OR                                              PERCENT OF
PRINCIPAL AMOUNT                                             NET ASSETS        MARKET VALUE
----------------                                           --------------      ------------
CONVERTIBLE DEBENTURES                                              6.49%

COMMERCIAL SERVICES-STAFFING                                        1.21%
     70,000      Interim Services, Inc.-4.50%, 6/1/05                           $   73,062
                                                                               ------------

COMPUTER-MEMORY DEVICES                                             1.89%
     55,000      EMC Corporation-3.25%, 3/15/02                                    113,506
                                                                               ------------

POLLUTION CONTROL-EQUIPMENT                                         1.13%
     44,000      United States Filter Corporation-6.00%,
                 9/15/05                                                            67,762
                                                                               ------------

POLLUTION CONTROL-SERVICES                                          2.26%
     81,000      U.S.A. Waste Services, Inc.-4.50%,
                 6/1/01                                                            136,181
                                                                               ------------
TOTAL CONVERTIBLE DEBENTURES (COST $385,795)                                       390,511
                                                                               ------------

PREFERRED STOCK                                                     5.78%

AUTO/TRUCK-REPLACEMENT PARTS                                        1.36%
      1,100      Federal-Mogul Financial Trust 7.00% (r)                            81,675
                                                                               ------------

LEISURE-SERVICES                                                    1.20%
        575      Royal Caribbean Cruises, Ltd. 7.25%                                72,450
                                                                               ------------

MEDIA-RADIO/TV                                                      2.06%
        875      Chancellor Media 7.00%                                            124,048
                                                                               ------------

RETAIL-MAJOR DISCOUNT CHAINS                                        1.16%
      1,000      K-Mart Financing I 7.75%                                           70,000
                                                                               ------------
TOTAL PREFERRED STOCK (COST $313,430)                                              348,173
                                                                               ------------
TOTAL INVESTMENTS (COST $5,145,483)**                              91.78%        5,526,368
TOTAL CASH AND OTHER ASSETS, LESS LIABILITIES                       8.22%          494,757
                                                                               ------------
NET ASSETS                                                        100.00%       $6,021,125
                                                                               ------------
                                                                               ------------

------------------------

(r) Pursuant to Rule 144A, resale is restricted to qualified buyers.

*   Non-income producing security.

**  The cost of investments for federal tax purposes amounts to $5,145,646.

                       See notes to financial statements.

BERGER IPT-SMALL COMPANY GROWTH FUND

PORTFOLIO MANAGER'S COMMENTARY                                  WILLIAM KEITHLER

PERFORMANCE

    The six-month period ending June 30, 1998, was a turbulent time for investors in small capitalization/emerging growth stocks. Small stocks sold off sharply in October 1997 as investors sought safety and liquidity in U.S. Government bonds and large cap stocks. Underperformance persisted until the second half of January 1998 when investors felt it was safe to go back in the water with smaller stocks. Small stocks then were on the upswing until early April 1998 when the market suffered its second bout of "Asian flu." Small stocks once again underperformed their larger brethren through the end of the quarter.

    Against this backdrop, the Berger IPT - Small Company Growth Fund (the "Fund") delivered a total return of 12.85%(1) for the six-month period ended June 30, which substantially outpaced the 4.93% total return for the Russell 2000(2) and 5.46% for the Russell 2000-Growth Index(3) over the same period. (The Russell 2000-Growth Index is a more accurate comparison for our Fund.)

PERIOD IN REVIEW

    In the consumer sector media stocks, especially radio stocks that had been very strong performers in the first half of this reporting period, gave ground because of higher valuations and concerns over interest rate risk. For the six months, however, radio, outdoor advertising and particularly Internet-related consumer stocks made a strong contribution to performance.

    Other consumer stocks that performed relatively well include retailers Just For Feet and Men's Wearhouse. Specialty retailers such as Wild Oats Markets and Pacific Sunwear of California also were good performers.

    Among our finance holdings, companies such as Resource America, a specialty finance company, and Nova Corporation, a transaction processor, performed particularly well. Nova's business is driven by stronger consumer spending and consolidation of a fragmented industry.

    Technology stocks, which were hardest hit by the Asian crisis, continue to suffer from an uncertain outlook. We have greatly reduced our normal high weighting in this sector and are focused on software, security, telecommunications and Internet-related technology companies. We attribute the exceedingly strong performance of Internet stocks to weak fundamentals elsewhere in the sector and to a relative scarcity value to these stocks. Our concern with Internet stocks is valuation, not fundamentals. We have only minimal positions in semiconductor and semiconductor capital equipment stocks.

    Long a significant portion of our Fund, computer services stocks until recently have been among the best performers in the technology group. While these stocks have been weak recently, we believe the bulk of the correction in this industry is behind us; indeed, many of these stocks have led the way up during the recent rally. Stocks such as Sapient, Whitman-Hart and Cambridge Technology Partners are among our leading holdings in this sector.

    Performance in the energy sector has been difficult for both service- and drilling-related companies because of the free fall in oil prices. We erred in retaining our positions in energy because we underestimated how far the price of oil would drop. At June 30 stock price levels, however, we see signs that investors are beginning to be attracted to the better valuations among energy stocks, so we may have reached a bottom.

    Healthcare stocks generally performed well during the first half of 1998, with self-care stocks such as NBTY, TwinLabs and Rexall Sundown moving up. Renal care companies, which have been long-term holdings in our Fund, also were solid performers. While not a large weighting, biotechnology stocks made a positive contribution to Fund performance. Medimmune was especially strong. HBO & Co. also was a stalwart, although Daou Systems lost ground despite performing in line with our expectations.

LOOKING AHEAD

    The outlook for the second half of 1998 is cloudy. We don't expect any change in interest rates because the crisis in Asia continues to restrain the more hawkish Federal Reserve Board members. In addition, there are more signs that the U.S. economy may be slowing. Inflation remains benign. However, analyst forecasts of earnings growth look too high to us and far exceed most "top-down" forecasts for the economy.

    We believe that the market will remain choppy and fairly narrow. The high valuations of stocks allow no margin for earnings estimate errors. Consequently, we are strongly focused on how well our companies are performing versus the market's expectations.

    While we don't expect the resumption of a small cap bull market anytime soon, we also see no reason to expect a change in the pattern of alternating periods of small cap outperformance followed by underperformance, both at fairly extreme levels.

    Thank you for your confidence in our Fund.

------------------------

(1) Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) Russell 2000 Index is an unmanaged index, with dividends reinvested, which consists of common stocks of 2000 publicly traded U.S. companies. It is a generally recognized indicator used to measure small company stock performance in the U.S. stock market. One cannot invest directly in an index.

(3) Russell 2000 Growth Index is an unmanaged index, with dividends reinvested, which consists of common stocks included in the Russell 2000 Index. Companies in this index tend to exhibit higher price to book and price-earning ratios. It is a generally recognized indicator used to measure small company growth stock performance in the U.S. stock market. One cannot invest directly in an index.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                    IN BERGER IPT-SMALL COMPANY GROWTH FUND
                   VS. RUSSELL 2000 AND COST OF LIVING INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             INITIAL INVESTMENT $10,000                          VALUE OF SHARES
                                                                                                              COST OF LIVING
                                                       BERGER IPT-SMALL COMPANY GROWTH FUND   RUSSELL 2000         INDEX
5/1/96                                                                               $10,000       $10,000              $10,000
6/30/96                                                                              $10,530        $9,967              $10,026
9/30/96                                                                              $10,720       $10,001              $10,096
12/31/96                                                                              $9,950       $10,521              $10,147
3/31/97                                                                               $8,920        $9,977              $10,237
6/30/97                                                                              $10,380       $11,595              $10,256
9/30/97                                                                              $12,380       $13,320              $10,313
12/31/97                                                                             $12,060       $12,874              $10,320
3/31/98                                                                              $13,580       $14,169              $10,377
6/30/98                                                                              $13,610       $13,509              $10,416
Berger IPT-Small Company Growth Fund
Average Annual Total Return
As of June 30, 1998
1 Year                                                              Since Inception (5/1/96)
31.12%                                                                                15.26%
Past performance is not predictive of future
performance.

                      BERGER IPT-SMALL COMPANY GROWTH FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)

                                 JUNE 30, 1998

 SHARES/UNITS OR                                              PERCENT OF
PRINCIPAL AMOUNT                                              NET ASSETS        MARKET VALUE
-----------------                                           --------------      ------------

COMMON STOCK                                                        80.80%

CHEMICALS-SPECIALTY                                                  0.65%
       2,000      North American Scientific, Inc.*                               $   41,250
                                                                                ------------

COMMERCIAL SERVICES-ADVERTISING                                      2.13%
       2,000      HA-LO Industries, Inc.*                                            62,250
       2,000      Lamar Advertising Company*                                         71,750
                                                                                ------------
                                                                                    134,000
                                                                                ------------

COMMERCIAL SERVICES-MISCELLANEOUS                                    1.46%
       1,300      CMG Information Services, Inc.*                                    91,975
                                                                                ------------

COMMERCIAL SERVICES-SCHOOLS                                          2.23%
       3,000      Computer Learning Centers, Inc.*                                   74,625
       3,000      Devry, Inc.*                                                       65,812
                                                                                ------------
                                                                                    140,437
                                                                                ------------

COMMERCIAL SERVICES-STAFFING                                         3.49%
       1,600      AHL Services, Inc.*                                                63,000
       2,550      Labor Ready, Inc.*                                                 76,978
       1,500      Personnel Group of America, Inc.*                                  30,000
       1,700      Select Appointments PLC ADR                                        50,150
                                                                                ------------
                                                                                    220,128
                                                                                ------------

COMPUTER SOFTWARE-DESKTOP                                            1.49%
       4,320      Docucorp International, Inc.*                                      28,350
       3,500      Macromedia, Inc.*                                                  65,406
                                                                                ------------
                                                                                     93,756
                                                                                ------------

COMPUTER SOFTWARE-EDUCATIONAL/ENTERTAINMENT                          1.19%
       1,400      CBT Group PLC ADR*                                                 74,900
                                                                                ------------

COMPUTER SOFTWARE-ENTERPRISE                                         3.20%
       1,200      Aspen Technology, Inc.*                                            60,600
         600      Mercury Interactive Corporation*                                   26,775
       1,000      Sapient Corporation*                                               52,750
       2,700      TSI International Software Ltd.*                                   61,762
                                                                                ------------
                                                                                    201,887
                                                                                ------------

COMPUTER SOFTWARE-INTERNET                                           3.22%
         800      Lycos, Inc.*                                                       60,300
       1,700      Onsale, Inc.*                                                      42,075
       1,500      USWeb Corporation*                                                 35,531
       2,600      Verio, Inc.*                                                       64,675
                                                                                ------------
                                                                                    202,581
                                                                                ------------

                      BERGER IPT-SMALL COMPANY GROWTH FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)

                                 JUNE 30, 1998

 SHARES/UNITS OR                                              PERCENT OF
PRINCIPAL AMOUNT                                              NET ASSETS        MARKET VALUE
-----------------                                           --------------      ------------
COMPUTER SOFTWARE-MEDICAL                                            1.99%
       2,000      HBO & Company                                                  $   70,500
       2,000      Quadramed Corporation*                                             54,625
                                                                                ------------
                                                                                    125,125
                                                                                ------------

COMPUTER-LOCAL NETWORKS                                              1.09%
       3,000      Daou Systems, Inc.*                                                68,625
                                                                                ------------

COMPUTER-SERVICES                                                    6.60%
       1,000      Cambridge Technology Partners, Inc.*                               54,625
       2,200      Ciber, Inc.*                                                       83,600
       2,400      Harbinger Corporation*                                             58,050
       3,600      Icon CMT Corporation*                                              66,600
       2,400      Technology Solutions Company*                                      76,050
       1,600      Whittman-Hart, Inc.*                                               77,400
                                                                                ------------
                                                                                    416,325
                                                                                ------------

COMPUTER SERVICES-INTERNET                                           0.50%
         200      Yahoo, Inc.*                                                       31,500
                                                                                ------------

COSMETICS/PERSONAL CARE                                              2.31%
       2,400      Natures Bounty, Inc.*                                              44,100
         900      Rexall Sundown, Inc.*                                              31,725
       1,600      Twin Lab Corporation*                                              69,900
                                                                                ------------
                                                                                    145,725
                                                                                ------------

ELECTRONIC-MEASURING INSTRUMENTS                                     1.12%
       1,200      Waters Corporation*                                                70,725
                                                                                ------------

ELECTRONIC-MISCELLANEOUS COMPONENTS                                  0.41%
       1,000      SLI, Inc.*                                                         26,125
                                                                                ------------

ELECTRONIC-PARTS DISTRIBUTORS                                        0.29%
       1,000      Kent Electronics Corporation*                                      18,312
                                                                                ------------

ELECTRONIC-SEMICONDUCTOR EQUIPMENT                                   1.10%
         600      ETEC Systems, Inc.*                                                21,112
       2,600      Integrated Process Equipment Co.*                                  29,250
       1,100      PRI Automation, Inc.*                                              18,768
                                                                                ------------
                                                                                     69,130
                                                                                ------------

ELECTRONIC-SEMICONDUCTOR MANUFACTURING                               1.10%
       1,600      Maxim Integrated Products, Inc.*                                   50,700
         600      Vitesse Semiconductor Corporation*                                 18,525
                                                                                ------------
                                                                                     69,225
                                                                                ------------

FINANCE-CONSUMER/COMMERCIAL LOANS                                    1.91%
       1,700      Safeguard Scientifics, Inc.*                                       70,868
       1,900      Sirrom Capital Corporation                                         49,400
                                                                                ------------
                                                                                    120,268
                                                                                ------------

                      BERGER IPT-SMALL COMPANY GROWTH FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)

                                 JUNE 30, 1998

 SHARES/UNITS OR                                              PERCENT OF
PRINCIPAL AMOUNT                                              NET ASSETS        MARKET VALUE
-----------------                                           --------------      ------------
FINANCE-INVESTMENT MANAGEMENT                                        0.88%
       1,500      Affiliated Managers Group, Inc.*                               $   55,687
                                                                                ------------

FINANCE-MORTGAGE RELATED SERVICES                                    0.98%
       2,100      Resource America, Inc.                                             62,212
                                                                                ------------

FINANCIAL SERVICES-MISCELLANEOUS                                     1.39%
       2,000      Nova Corporation*                                                  71,500
         500      Pre-Paid Legal Services, Inc.*                                     15,781
                                                                                ------------
                                                                                     87,281
                                                                                ------------

HOUSEHOLD/OFFICE FURNITURE                                           1.45%
       1,500      CompX International Inc.*                                          32,437
       2,000      Knoll, Inc.*                                                       59,000
                                                                                ------------
                                                                                     91,437
                                                                                ------------

INSURANCE-ACCIDENT & HEALTH                                          0.63%
       2,000      Healthcare Recoveries, Inc.*                                       39,500
                                                                                ------------

MEDIA-RADIO/TV                                                       7.04%
       2,100      Chancellor Media Corporation*                                     104,278
         700      Clear Channel Communications, Inc.*                                76,387
       2,100      Cox Radio, Inc.*                                                   90,825
       1,200      Emmis Broadcasting Corporation*                                    57,375
       1,500      Heftel Broadcasting Corporation*                                   67,125
       1,600      Scandinavian Broadcasting Systems S.A.*                            48,300
                                                                                ------------
                                                                                    444,290
                                                                                ------------

MEDICAL-BIOMEDICAL/GENETICS                                          0.90%
         200      Incyte Pharmaceuticals, Inc.*                                       6,825
         800      Medimmune, Inc.*                                                   49,900
                                                                                ------------
                                                                                     56,725
                                                                                ------------

MEDICAL/DENTAL/SERVICES                                              2.27%
       1,800      Boron Lepore and Associates*                                       68,400
       1,700      Renal Care Group, Inc.*                                            74,906
                                                                                ------------
                                                                                    143,306
                                                                                ------------

MEDICAL/DENTAL/SUPPLIES                                              0.24%
         400      Omnicare, Inc.                                                     15,250
                                                                                ------------

MEDICAL-DRUGS/DIVERSIFIED                                            1.02%
       3,000      Shire Pharmaceuticals Group ADR*                                   64,125
                                                                                ------------

MEDICAL-ETHICAL DRUGS                                                1.88%
       1,600      Jones Pharma, Inc.                                                 53,000
       2,500      Theragenics Corporation*                                           65,156
                                                                                ------------
                                                                                    118,156
                                                                                ------------

                      BERGER IPT-SMALL COMPANY GROWTH FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)

                                 JUNE 30, 1998

 SHARES/UNITS OR                                              PERCENT OF
PRINCIPAL AMOUNT                                              NET ASSETS        MARKET VALUE
-----------------                                           --------------      ------------
MEDICAL-INSTRUMENTS                                                  0.67%
       1,700      IDEXX Laboratories, Inc.*                                      $   42,287
                                                                                ------------

MEDICAL-OUTPATIENT/HOME CARE                                         1.10%
       2,000      Total Renal Care Holdings, Inc.*                                   69,000
                                                                                ------------

OFFICE-EQUIPMENT & AUTOMATION                                        0.81%
       2,000      Daisytek International Corporation*                                50,875
                                                                                ------------

OIL & GAS-DRILLING                                                   0.63%
       1,000      Atwood Oceanics, Inc.*                                             39,812
                                                                                ------------

OIL & GAS-FIELD SERVICES                                             1.90%
       1,500      B.J. Services Co.*                                                 43,593
       3,700      Paradigm Geophysical Ltd.*                                         26,015
       1,000      Veritas DGC, Inc.*                                                 49,937
                                                                                ------------
                                                                                    119,545
                                                                                ------------

OIL & GAS-MACHINERY/EQUIPMENT                                        0.63%
       2,000      Varco International, Inc.*                                         39,625
                                                                                ------------

OIL & GAS-U.S. EXPLORATION & PRODUCTION                              1.00%
       1,000      Ocean Energy Inc.*                                                 19,562
       2,700      Swift Energy Company*                                              43,031
                                                                                ------------
                                                                                     62,593
                                                                                ------------

POLLUTION CONTROL-SERVICES                                           4.81%
       2,200      Allied Waste Industries, Inc.*                                     52,800
       1,100      American Disposal Services, Inc.*                                  51,562
       2,400      Eastern Environmental Services, Inc.*                              81,600
       4,000      Newpark Resources, Inc.*                                           44,500
       3,000      Tetra Tech, Inc.*                                                  72,750
                                                                                ------------
                                                                                    303,212
                                                                                ------------

REAL ESTATE OPERATIONS                                               0.61%
       2,000      Fairfield Communities, Inc.*                                       38,375
                                                                                ------------

RETAIL-APPAREL/SHOE                                                  3.76%
       2,400      Just For Feet, Inc.*                                               68,400
       2,500      K & G Men's Center, Inc.*                                          56,562
       1,650      Men's Wearhouse, Inc.*                                             54,450
       1,650      Pacific Sunwear of California, Inc.*                               57,750
                                                                                ------------
                                                                                    237,162
                                                                                ------------

RETAIL-HOME FURNISHINGS                                              0.80%
       1,700      Cost Plus, Inc.*                                                   50,575
                                                                                ------------

RETAIL-MAIL ORDER & DIRECT                                           0.37%
         700      Black Box Corporation*                                             23,231
                                                                                ------------

                      BERGER IPT-SMALL COMPANY GROWTH FUND

                      SCHEDULE OF INVESTMENTS (UNAUDITED)

                                 JUNE 30, 1998

 SHARES/UNITS OR                                              PERCENT OF
PRINCIPAL AMOUNT                                              NET ASSETS        MARKET VALUE
-----------------                                           --------------      ------------
RETAIL-MISCELLANEOUS/DIVERSIFIED                                     0.41%
       1,700      Cash America International, Inc.                               $   25,925
                                                                                ------------

RETAIL-SUPER/MINI MARKETS                                            0.72%
       1,500      Wild Oats Markets, Inc.*                                           45,562
                                                                                ------------

TELECOMMUNICATIONS-EQUIPMENT                                         3.51%
       1,500      ADTRAN, Inc.*                                                      39,187
       3,000      Antec Corporation*                                                 69,562
       3,500      Pairgain Technologies, Inc.*                                       61,031
       1,700      World Access, Inc.*                                                51,000
                                                                                ------------
                                                                                    220,780
                                                                                ------------

TELECOMMUNICATIONS-SERVICES                                          2.91%
       1,700      ICG Communications, Inc.*                                          62,156
       1,500      Metromedia Fiber Network, Inc.*                                    69,937
       1,200      Winstar Communications, Inc.*                                      51,541
                                                                                ------------
                                                                                    183,634
                                                                                ------------
TOTAL COMMON STOCK (COST $4,337,686)                                              5,092,161
                                                                                ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS                                  15.84%
    $250,000      Federal Home Loan Mortgage Corporation
                  Discount Note-5.45%, 7/24/98                                      249,129
     250,000      Federal National Mortgage Association
                  Discount Note-5.50%, 7/7/98                                       249,770
     500,000      Federal National Mortgage Association
                  Discount Note-5.44%, 7/13/98                                      499,093
                                                                                ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $997,992)                            997,992
                                                                                ------------

REPURCHASE AGREEMENT                                                 4.43%
    $279,000      Repurchase agreement with State Street
                  Bank, 5.60% dated June 30, 1998, to be
                  repurchased at $279,043 on July 1, 1998,
                  collateralized by U.S. Treasury Note,
                  7.25% - May 5, 2016, with a value of
                  $287,837                                                          279,000
                                                                                ------------
TOTAL REPURCHASE AGREEMENT (COST $279,000)                                          279,000
                                                                                ------------
TOTAL INVESTMENTS (COST $5,614,678)**                              101.07%        6,369,153
TOTAL LIABILITIES, LESS CASH AND OTHER ASSETS                       -1.07%          (67,609)
                                                                                ------------
NET ASSETS                                                         100.00%       $6,301,544
                                                                                ------------
                                                                                ------------

------------------------

* Non-income producing security.

** The cost of investments for federal tax purposes amounts to $5,614,678.

PLC -- Public Limited Company.

ADR -- American Depository Receipts.

                       See notes to financial statements.

BERGER/BIAM IPT-INTERNATIONAL FUND

PORTFOLIO MANAGERS' COMMENTARY      BANK OF IRELAND ASSET MANAGEMENT (U.S.) LTD.

PERFORMANCE

    The Berger/BIAM IPT-International Fund (the "Fund") had a total return of 16.14%(1) for the six-month period ended June 30, 1998, compared with 16.08% for the MSCI EAFE Index.(2)

    Stocks in the Growth in Telecommunications theme were the biggest contributors to the portfolio. German-quoted Mannesmann led the charge of telecommunications-related stocks on the strength of ever-increasing earnings attributable to massive expansion of its customer base. British mobile phone operator Vodafone also is benefiting from the increasing cellular penetration around the world, recording new customer growth for the third consecutive quarter.

    There was also good news from stocks in the Leading Consumer Franchises theme. Nestle, the world's largest food company, announced a 6.2% sales increase for the first four months of 1998. Analysts are predicting that Nestle will reap substantial cost savings from some recent acquisitions that will drive future profit growth. Cadbury Schweppes, aided by rising beverage sales and recent acquisitions of two U.S. bottlers, continued its good 1998 performance.

    European financial stocks have been the linchpins of the strong equity market performance for the past two years, driven by prospects for continued economic recovery, low interest rates and investor expectations of further consolidation in the overbanked European region. Banco de Santander, whose decision to acquire another Spanish bank was greeted very positively by the market, was a portfolio stand-out.

    Stocks in Healthcare Needs had a good first quarter, led by Zeneca. Other portfolio holdings that did well during the quarter included Swiss Reinsurance, Hoechst and ING Groep.

    For the fourth consecutive quarter, most of the portfolio's negative contribution came from stocks either quoted in Asia or those with significant earnings exposure to Asia. Topping the list of disappointments were stocks in the Expanding Financial Services in Developing Markets theme, which include Development Bank of Singapore and Mexico's Grupo Financiero Banamex.

PERIOD IN REVIEW

    UK equities began the year strongly, powered ahead and fell back in May, although the mid cap sector continued to outperform large cap stocks.

    Peripheral European markets were the biggest gainers early in the year, aided by satisfactory corporate earnings announcements and prospects of further merger and acquisition activity. Interest rate fears resulted in a mixed start to the second quarter, however, May was a strong month for continental European equity markets with Germany and Italy leading the way. Economic activity in Germany remained strong during June, but there were signs that this strength was somewhat abating.

    The Japanese market fell back during March, and this decline was exacerbated for U.S. investors by the fact that the yen continued to weaken against the dollar.

    Asian markets rebounded during February, helped significantly by a degree of currency strength, a decline in interest rates and some strong capital flows from U.S. investors. The majority of the year's gains were erased during April as markets moved lower, led by Indonesia and Hong Kong. Asian markets continued their downward spiral during June, dragged down by weaker currencies, falling property prices and an ever-rising number of nonperforming loans in the financial sector.

LOOKING AHEAD

    European economies remain on the recovery track and industrial production is growing strong, particularly in Spain, France and the Netherlands. The recovery in the German domestic economy continues, and consumer and business confidence is buoyant. On the negative side, however, inflation in the Netherlands during the quarter was somewhat disappointing, and order books also dipped across the European Union. Notwithstanding this, Europe continues to be the beneficiary of global cash flows. International fund managers have cut back their allocations to Asia, and as result, Europe is acting as a magnet for this surplus liquidity.

    Asia remains mired in turmoil, and performance there has been dragged down by weaker currencies, falling property prices and an ever-rising number of nonperforming loans in the financial sector. Investors will be closely watching Japan to see what changes, if any, are implemented in the aftermath of July elections. The big news concerning Japan during June was the intervention by the U.S. in the currency markets in a move aimed at bolstering the yen. Expectations of a resolution to Japan's banking problem and some further tax cuts pushed Japan's equity market up toward the end of June. The current raft of mergers and acquisitions, together with ongoing corporate restructuring, gives us cause for optimism about Japan on a company-by-company basis. However, we will remain very selective in our approach to the rest of Asia for the medium term.

    Our outlook for international equity markets remains much as it was at the start of 1998. Our focus remains primarily on European-quoted companies, particularly in the telecommunications, pharmaceutical and financial sectors. We believe that, in the short-term, these companies are best poised to benefit from improved earnings and the convergence of valuations in the forthcoming single-currency environment.

    Thank you for your confidence in our Fund.

------------------------

(1) Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The Morgan Stanley Capital International EAFE Index represents major overseas stock markets. It is an unmanaged index. One cannot invest directly in an index.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                     IN BERGER/BIAM IPT-INTERNATIONAL FUND
                       VS. EAFE AND COST OF LIVING INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             INITIAL INVESTMENT $10,000                     VALUE OF SHARES
                                                        BERGER IPT-INTERNATIONAL                 COST OF LIVING
                                                                  FUND                EAFE            INDEX
5/1/97                                                                     $10,000    $10,000              $10,000
6/30/97                                                                    $10,170    $11,238              $10,006
9/30/97                                                                    $10,300    $11,159              $10,062
12/31/97                                                                    $9,790    $10,285              $10,069
3/31/98                                                                    $11,100    $11,798              $10,125
6/30/98                                                                    $11,370    $11,923              $10,162
Berger IPT-International Fund
Average Annual Total Return
As of June 30, 1998
1 Year                                                    Since Inception (5/1/97)
11.80%                                                                      11.60%
Past performance is not predictive of future
performance.

                       BERGER/BIAM IPT-INTERNATIONAL FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)

                                 JUNE 30, 1998

                                          PERCENT OF
  COUNTRY/SHARES       COMPANY            NET ASSETS                       INDUSTRY                        MARKET VALUE
-------------------   ------------      ------------  --------------------------------------------------  --------------

 COMMON STOCK                                 92.55%

AUSTRALIA                                       4.70%
          5,850       National Australia Bank, Ltd.   Commercial Banks & Other Banks                          $   77,130
         11,832       News Corporation Ltd.           Media                                                       96,530
          9,750       Telstra Corporation Ltd.*       Utilities                                                   24,985
                                                                                                          --------------
                                                                                                                 198,645
                                                                                                          --------------

 CANADA                                        0.57%
            400       Royal Bank Of Canada            Commercial Banks & Other Banks                              24,108
                                                                                                          --------------

 DENMARK                                       0.39%
            175       Tele Danmark                    Utilities                                                   16,771
                                                                                                          --------------

FRANCE                                         6.08%
            218       Alcatel Alsthom                 Computer/Commercial/Office Equipment                        44,276
            390       AXA-UAP                         Insurance-Multi/Property/Casualty                           43,755
            630       Michelin                        Auto Components                                             36,276
            610       Total S.A.                      Oil                                                         79,107
            250       Vivendi                         Diversified Holding Companies                               53,251
                                                                                                          --------------
                                                                                                                 256,665
                                                                                                          --------------

 GERMANY                                       8.87%
             31       Bayerische Motoren Werke (BMW)  Automobiles                                                 30,969
            520       Bayerische Vereinsbank A.G.     Commercial Banks & Other Banks                              44,004
          1,100       Hoechst A.G.                    Chemicals                                                   55,212
          1,620       Mannesmann A.G.                 Machinery & Engineering Services                           166,211
            760       Veba A.G.                       Diversified Industrials                                     51,009
             39       Viag A.G.                       Utilities                                                   26,790
                                                                                                          --------------
                                                                                                                 374,195
                                                                                                          --------------

 HONG KONG                                     1.16%
          2,000       HSBC Holdings PLC               Commercial Banks & Other Banks                              48,922
                                                                                                          --------------

IRELAND                                         0.12%
          1,660       Smurfit (Jefferson) Group       Forestry & Paper Products                                    4,926
                                                                                                          --------------

ITALY                                           1.77%
          1,123       ENI S.p.A.                      Oil                                                          7,346
          9,150       Telecom Italia S.p.A.           Utilities                                                   67,234
                                                                                                          --------------
                                                                                                                  74,580
                                                                                                          --------------

                       BERGER/BIAM IPT-INTERNATIONAL FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)

                                 JUNE 30, 1998

                                          PERCENT OF
  COUNTRY/SHARES       COMPANY            NET ASSETS                       INDUSTRY                        MARKET VALUE
-------------------   ------------      ------------  --------------------------------------------------  --------------
JAPAN                                         12.35%
          5,000       Canon, Inc.                     Computer/Commercial/Office Equipment                    $  113,183
          2,000       Dai Nippon Printing Co., Ltd.   Media                                                       31,835
          2,000       Honda Motor Co., Ltd.           Automobiles                                                 70,999
          3,000       Kao Corporation                 Food & Grocery Products                                     46,135
            200       Keyence Corporation             Electronics & Instruments                                   21,702
          1,000       Murata Manufacturing Co., Ltd.  Electronics & Instruments                                   32,338
          2,000       Shiseido Co., Ltd.+             Health & Personal Care                                      22,651
          1,200       Sony Corporation+               Household Durables & Appliances                            103,050
          3,000       Takeda Chemical Industries+     Health & Personal Care                                      79,551
                                                                                                          --------------
                                                                                                                 521,444
                                                                                                          --------------

MALAYSIA                                       0.15%
          2,000       Hume Industries Bhd             Construction & Building Materials                            1,509
          7,000       Sime Darby Bhd                  Diversified Holding Companies                                4,841
                                                                                                          --------------
                                                                                                                   6,350
                                                                                                          --------------

MEXICO                                         0.32%
          7,150       Grupo Financiero Banamex
                      Accival*                        Commercial Banks & Other Banks                              13,569
                                                                                                          --------------

NETHERLANDS                                    9.38%
          1,425       ABN-Amro Holdings N.V.          Commercial Banks & Other Banks                              33,278
            845       Ahold N.V.                      Retail Trade                                                27,071
          2,050       Elsevier N.V.                   Media                                                       30,876
          2,655       ING Groep N.V.                  Insurance-Multi/Property/Casualty                          173,504
          1,065       Koninklijke PTT                 Utilities                                                   40,912
            625       Numico                          Food Manufacturing                                          19,532
            790       Royal Dutch Petroleum           Oil                                                         43,719
          1,065       TNT Post Group N.V.*            Utilities                                                   27,170
                                                                                                          --------------
                                                                                                                 396,062
                                                                                                          --------------

PHILIPPINES                                     0.16%
          5,000       San Miguel Corporation Class B  Beverage Industry/Tobacco Manufacturing                      6,594
                                                                                                          --------------

PORTUGAL                                        0.25%
            450       Electricidade de Portugal S.A.  Utilities                                                   10,439
                                                                                                          --------------

SINGAPORE                                      1.97%
          6,000       City Developments, Ltd.         Real Estate                                                 16,792
          6,200       Development Bank of Singapore,
                      Ltd.                            Commercial Banks & Other Banks                              34,372
          3,000       Fraser & Neave, Ltd.            Beverage Industry/Tobacco Manufacturing                      8,075
          3,552       Singapore Press Holdings, Ltd.  Media                                                       23,799
                                                                                                          --------------
                                                                                                                  83,038
                                                                                                          --------------

SPAIN                                          1.86%
          2,890       Banco de Santander              Commercial Banks & Other Banks                              73,907
            100       Telefonica S.A.                 Utilities                                                    4,619
                                                                                                          --------------
                                                                                                                  78,526
                                                                                                          --------------

                       BERGER/BIAM IPT-INTERNATIONAL FUND
                      SCHEDULE OF INVESTMENTS (UNAUDITED)

                                 JUNE 30, 1998

                                          PERCENT OF
  COUNTRY/SHARES       COMPANY            NET ASSETS                       INDUSTRY                        MARKET VALUE
-------------------   ------------      ------------  --------------------------------------------------  --------------
SWITZERLAND                                    12.29%
             29       Alusuisse Lonza Holdings Group
                      A.G.                            Fabricated Metal Products                               $   36,719
             58       Nestle S.A.                     Food & Grocery Products                                    123,901
             74       Novartis                        Health & Personal Care                                     122,919
              5       Roche Holding A.G.              Health & Personal Care                                      49,012
             45       Schweizerische
                      Rueckversicherungs+             Insurance-Multi/Property/Casualty                          113,603
            195       Union Bank of Switzerland*+     Commercial Banks & Other Banks                              72,379
                                                                                                          --------------
                                                                                                                 518,533
                                                                                                          --------------

THAILAND                                       0.26%
          9,000       Bangkok Bank PLC                Commercial Banks & Other Banks                              11,116
                                                                                                          --------------

 UNITED KINGDOM                               29.90%
         11,750       B.A.T. Industries PLC           Diversified Industrials                                    117,551
          4,150       Barclays Bank PLC               Commercial Banks & Other Banks                             119,572
          4,500       Cable & Wireless PLC            Utilities                                                   54,624
          3,050       Cadbury Schweppes PLC           Beverage Industry/Tobacco Manufacturing                     47,168
          5,930       Diageo Ordinary PLC*            Beverage Industry/Tobacco Manufacturing                     70,202
          3,525       Glaxo Wellcome PLC              Health & Personal Care                                     105,737
          5,050       Granada Group PLC               Entertainment/Leisure/Toys                                  92,792
          1,780       Kingfisher PLC                  Retail Trade                                                28,640
          6,574       Ladbroke Group PLC              Entertainment/Leisure/Toys                                  36,063
          6,270       Lloyds TSB Group PLC            Commercial Banks & Other Banks                              87,661
            980       National Westminster Bank PLC   Commercial Banks & Other Banks                              17,500
          6,475       Prudential Corporation PLC      Insurance-Life & Agents/Brokers                             85,237
          5,500       Safeway PLC                     Retail Trade                                                35,995
          1,550       Scottish Power PLC              Utilities                                                   13,568
         10,690       Shell Transport & Trading
                      Company                         Oil                                                         75,219
          3,200       Siebe PLC                       Machinery & Engineering Services                            63,868
          4,150       TI Group PLC                    Machinery & Engineering Services                            31,484
          7,250       Vodafone Group PLC              Utilities                                                   91,934
          2,030       Zeneca Group PLC+               Health & Personal Care                                      87,097
                                                                                                          --------------
                                                                                                               1,261,912
                                                                                                          --------------
TOTAL COMMON STOCK (COST $3,433,865)                                                                           3,906,395
                                                                                                          --------------

  UNITED STATES

REPURCHASE AGREEMENT                           4.69%
                      Repurchase agreement with State Street Bank, 5.60% dated June 30, 1998, to be
      $ 198,000       repurchased at $198,031 on July 1, 1998, collatoralized by U.S. Federal Home Loan
                      Bank Bond, 5.75% - May 12, 2002, with a value of $206,315.                                 198,000
                                                                                                          --------------
TOTAL REPURCHASE AGREEMENT (COST $198,000)                                                                       198,000
                                                                                                          --------------
TOTAL INVESTMENTS (COST $3,631,865)**         97.24%                                                           4,104,395
TOTAL CASH AND OTHER ASSETS, LESS LIABILITIES  2.76%                                                             116,429
                                                                                                          --------------
NET ASSETS                                   100.00%                                                          $4,220,824
                                                                                                          --------------
                                                                                                          --------------

------------------------

* Non-income producing security.

**The cost of investments for federal tax purposes amounts to $3,631,865.

+ Security has been designated as collateral for forward foreign currency contracts.

                       See notes to financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES

                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                                       BERGER       BERGER IPT-      BERGER/BIAM
                                                                         BERGER     IPT-GROWTH &   SMALL COMPANY   IPT-INTERNATIONAL
                                                                      IPT-100 FUND   INCOME FUND    GROWTH FUND          FUND
                                                                      ------------  -------------  --------------  ----------------
ASSETS
  Investments, at cost..............................................  $  2,511,437   $ 5,145,483    $  5,614,678    $    3,631,865
                                                                      ------------  -------------  --------------  ----------------
                                                                      ------------  -------------  --------------  ----------------
  Investments, at value.............................................  $  2,574,327   $ 5,526,368    $  6,369,153    $    4,104,395
  Cash..............................................................        75,681            --          96,571           240,829
  Foreign cash (Cost-IPT-International $22,053).....................            --            --              --            21,970
  Receivables
    Investment securities sold......................................        43,962       544,639          22,517                --
    Fund shares sold................................................        16,738        10,853         159,792             3,715
    Dividends.......................................................           782         3,059              88            13,163
    Interest........................................................            19         1,905              43                31
    Due from management company.....................................         4,987         3,403           6,658             7,461
  Forward currency contracts........................................            --            --              --             6,781
                                                                      ------------  -------------  --------------  ----------------
TOTAL ASSETS........................................................     2,716,496     6,090,227       6,654,822         4,398,345
                                                                      ------------  -------------  --------------  ----------------

LIABILITIES
  Payables
    Investment securities purchased.................................        29,270        46,974         338,344           157,718
    Fund shares redeemed............................................           462            --             253                --
  Accrued investment advisory fees..................................         1,579         3,657           3,802             2,941
  Accrued custodian and accounting fees.............................         4,752         4,775           5,074             6,250
  Accrued transfer agent fees.......................................         1,379         1,147           1,692             1,905
  Accrued audit fees................................................         4,841         4,841           3,841             8,202
  Accrued administrative service fees...............................            21            49              42                32
  Accrued shareholder reports.......................................           136           102             230               473
  Other accrued liabilities.........................................            --         7,557              --                --
                                                                      ------------  -------------  --------------  ----------------
TOTAL LIABILITIES...................................................        42,440        69,102         353,278           177,521
                                                                      ------------  -------------  --------------  ----------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING.........................  $  2,674,056   $ 6,021,125    $  6,301,544    $    4,220,824
                                                                      ------------  -------------  --------------  ----------------
                                                                      ------------  -------------  --------------  ----------------
CAPITAL SHARES
  Authorized (Par Value $0.01)......................................     Unlimited     Unlimited       Unlimited         Unlimited
                                                                      ------------  -------------  --------------  ----------------
                                                                      ------------  -------------  --------------  ----------------
  Shares Outstanding................................................       217,283       400,707         462,887           371,206
                                                                      ------------  -------------  --------------  ----------------
                                                                      ------------  -------------  --------------  ----------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE............  $      12.31   $     15.03    $      13.61    $        11.37
                                                                      ------------  -------------  --------------  ----------------
                                                                      ------------  -------------  --------------  ----------------

                       See notes to financial statements.

                            STATEMENTS OF OPERATIONS

                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                  (UNAUDITED)

                                                                          BERGER       BERGER       BERGER IPT-      BERGER/BIAM
                                                                         IPT-100    IPT-GROWTH &   SMALL COMPANY   IPT-INTERNATIONAL
                                                                           FUND      INCOME FUND    GROWTH FUND          FUND
                                                                        ----------  -------------  --------------  ----------------
INVESTMENT INCOME
  INCOME
    Dividends.........................................................  $    4,838   $    13,067     $    1,824      $     41,808
    Interest..........................................................       9,486        23,775         22,787             5,629
    Foreign tax withholding...........................................          --            --             --            (5,330)
                                                                        ----------  -------------  --------------        --------
      Total income....................................................      14,324        36,842         24,611            42,107
                                                                        ----------  -------------  --------------        --------
  EXPENSES
    Investment advisory fees..........................................       7,823        12,262         19,550            15,401
    Administrative services fee.......................................         104           163            217               171
    Accounting fees...................................................       7,542         7,542          7,541             4,690
    Custodian fees....................................................       5,355         7,936          5,596            13,829
    Transfer agent fees...............................................       4,984         4,320          5,815             4,414
    Audit fees........................................................       4,091         4,091          4,093             5,704
    Legal fees........................................................       1,475         2,454          3,678             2,796
    Trustees' fees and expenses.......................................         213           199            443               354
    Reports to shareholders...........................................         981           922          5,749             2,739
                                                                        ----------  -------------  --------------        --------
  TOTAL EXPENSES......................................................      32,568        39,889         52,682            50,098
                                                                        ----------  -------------  --------------        --------
    Less expenses reimbursed by advisor...............................     (22,127)      (23,539)       (27,658)          (29,587)
    Less fees paid indirectly.........................................        (147)          (23)            --                --
    Less earnings credits.............................................        (385)         (439)          (258)           (1,078)
                                                                        ----------  -------------  --------------        --------
    Total expenses, net...............................................       9,909        15,888         24,766            19,433
                                                                        ----------  -------------  --------------        --------
      NET INVESTMENT INCOME (LOSS)....................................       4,415        20,954           (155)           22,674
                                                                        ----------  -------------  --------------        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS
  Net realized gain (loss) on securities and foreign currency
    transactions......................................................      58,823       (12,745)       (76,311)          (73,364)
  Net change in unrealized appreciation (depreciation) on securities
    and foreign currency transactions.................................      58,734       267,995        580,064           537,769
                                                                        ----------  -------------  --------------        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS................................................     117,557       255,250        503,753           464,405
                                                                        ----------  -------------  --------------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......  $  121,972   $   276,204     $  503,598      $    487,079
                                                                        ----------  -------------  --------------        --------
                                                                        ----------  -------------  --------------        --------

                       See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                      BERGER IPT-GROWTH & INCOME
                                             BERGER IPT-100 FUND                 FUND
                                          --------------------------  --------------------------
                                           SIX MONTHS                  SIX MONTHS
                                          ENDED 6/30/98   YEAR ENDED  ENDED 6/30/98   YEAR ENDED
                                           (UNAUDITED)     12/31/97    (UNAUDITED)     12/31/97
                                          -------------   ----------  -------------   ----------
OPERATIONS:
  Net investment income (loss)..........   $    4,415     $    3,505   $   20,954     $    9,021
  Net realized gain (loss) on securities
    and foreign currency transactions...       58,823         81,346      (12,745)        46,735
  Net change in unrealized appreciation
    (depreciation) on securities and
    foreign currency transactions.......       58,734        (23,122)     267,995         80,868
                                          -------------   ----------  -------------   ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..............      121,972         61,729      276,204        136,624
                                          -------------   ----------  -------------   ----------

FROM DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
  Net investment income.................           --         (4,291)          --        (10,988)
  Net realized gains on investments.....           --        (66,421)          --        (41,693)
  In excess of net realized gains on
    investments.........................           --             --           --         (1,809)
                                          -------------   ----------  -------------   ----------
Net Decrease in Net Assets from
 Dividends and Distributions to
 Shareholders...........................           --        (70,712)          --        (54,490)
                                          -------------   ----------  -------------   ----------

FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold...............    1,932,147        901,641    4,623,171      1,091,415
Net asset value of shares issued in
 reinvestment of distributions..........           --         70,710           --         54,489
Payments for shares redeemed............     (613,955)       (60,772)    (379,368)       (71,293)
                                          -------------   ----------  -------------   ----------
Net Increase (Decrease) in Net Assets
 Derived from Fund Share Transactions...    1,318,192        911,579    4,243,803      1,074,611
                                          -------------   ----------  -------------   ----------
Net Increase (Decrease) in Net Assets...    1,440,164        902,596    4,520,007      1,156,745

NET ASSETS
Beginning of period.....................    1,233,892        331,296    1,501,118        344,373
                                          -------------   ----------  -------------   ----------
End of period...........................   $2,674,056     $1,233,892   $6,021,125     $1,501,118
                                          -------------   ----------  -------------   ----------
                                          -------------   ----------  -------------   ----------

COMPONENTS OF NET ASSETS
Capital (par value and paid in
 surplus)...............................   $2,547,945     $1,229,753   $5,632,725     $1,388,922
Undistributed net investment income
 (loss).................................        4,562            147       22,232          1,278
Undistributed net realized gain (loss)
 from investments.......................       58,659           (164)     (14,717)        (1,972)
Net unrealized appreciation
 (depreciation) of securities and
 foreign currency transactions..........       62,890          4,156      380,885        112,890
                                          -------------   ----------  -------------   ----------
  Total.................................   $2,674,056     $1,233,892   $6,021,125     $1,501,118
                                          -------------   ----------  -------------   ----------
                                          -------------   ----------  -------------   ----------

TRANSACTIONS IN FUND SHARES
Shares sold.............................      153,214         77,915      314,538         82,469
Shares issued to shareholders in
 reinvestment of distributions..........           --          6,664           --          4,280
Shares repurchased......................      (47,016)        (5,379)     (25,920)        (5,575)
                                          -------------   ----------  -------------   ----------
Net Increase (Decrease) in Shares.......      106,198         79,200      288,618         81,174
Shares outstanding, beginning of
 period.................................      111,085         31,885      112,089         30,915
                                          -------------   ----------  -------------   ----------
Shares Outstanding, End of Period.......      217,283        111,085      400,707        112,089
                                          -------------   ----------  -------------   ----------
                                          -------------   ----------  -------------   ----------

                       See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                            BERGER IPT-SMALL COMPANY               BERGER/BIAM
                                                   GROWTH FUND               IPT-INTERNATIONAL FUND
                                          -----------------------------   -----------------------------
                                                                                             FOR THE
                                                                                           PERIOD FROM
                                           SIX MONTHS                      SIX MONTHS     MAY 1, 1997*
                                          ENDED 6/30/98    YEAR ENDED     ENDED 6/30/98    TO DECEMBER
                                           (UNAUDITED)      12/31/97       (UNAUDITED)      31, 1997
                                          -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income (loss)..........   $     (155)     $        610    $   22,674      $   12,844
  Net realized gain (loss) on securities
    and foreign currency transactions...      (76,311)          (73,776)      (73,364)          4,516
  Net change in unrealized appreciation
    (depreciation) on securities and
    foreign currency transactions.......      580,064           153,881       537,769         (58,827)
                                          -------------   -------------   -------------   -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..............      503,598            80,715       487,079         (41,467)
                                          -------------   -------------   -------------   -------------

FROM DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
  Net investment income.................           --                --            --              --
  Net realized gains on investments.....           --                --            --              --
                                          -------------   -------------   -------------   -------------
Net Decrease in Net Assets from
 Dividends and Distributions to
 Shareholders...........................           --                --            --              --
                                          -------------   -------------   -------------   -------------

FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold...............    5,146,897         5,788,243     1,092,341       2,827,321
Net asset value of shares issued in
 reinvestment of distributions..........           --                --            --              --
Payments for shares redeemed............   (2,068,510)       (3,440,761)      (64,427)        (80,023)
                                          -------------   -------------   -------------   -------------
Net Increase (Decrease) in Net Assets
 Derived from Fund Share Transactions...    3,078,387         2,347,482     1,027,914       2,747,298
                                          -------------   -------------   -------------   -------------
Net Increase (Decrease) in Net Assets...    3,581,985         2,428,197     1,514,993       2,705,831

NET ASSETS
Beginning of period.....................    2,719,559           291,362     2,705,831              --
                                          -------------   -------------   -------------   -------------
End of period...........................   $6,301,544      $  2,719,559    $4,220,824      $2,705,831
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

COMPONENTS OF NET ASSETS
Capital (par value and paid in
 surplus)...............................   $5,720,427      $  2,642,040    $3,775,212      $2,747,298
Undistributed net investment income
 (loss).................................          865             1,020        62,940          40,266
Undistributed net realized gain (loss)
 from investments.......................     (174,223)          (97,912)      (96,270)        (22,906)
Net unrealized appreciation
 (depreciation) of securities and
 foreign currency transactions..........      754,475           174,411       478,942         (58,827)
                                          -------------   -------------   -------------   -------------
  Total.................................   $6,301,544      $  2,719,559    $4,220,824      $2,705,831
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

TRANSACTIONS IN FUND SHARES
Shares sold.............................      395,588           494,997       100,855         284,348
Shares issued to shareholders in
 reinvestment of distributions..........           --                --            --              --
Shares repurchased......................     (158,173)         (298,793)       (6,030)         (7,967)
                                          -------------   -------------   -------------   -------------
Net Increase (Decrease) in Shares.......      237,415           196,204        94,825         276,381
Shares outstanding, beginning of
 period.................................      225,472            29,268       276,381              --
                                          -------------   -------------   -------------   -------------
Shares Outstanding, End of Period.......      462,887           225,472       371,206         276,381
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

------------------------

* Commencement of investment operations.

                       See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                            FOR A SHARE OUTSTANDING
                        THROUGHOUT THE PERIODS PRESENTED

                                      BERGER IPT-100 FUND                               BERGER IPT-GROWTH & INCOME FUND
                     ------------------------------------------------------  ------------------------------------------------------
                      SIX MONTHS                                              SIX MONTHS
                      ENDED JUNE                                              ENDED JUNE
                       30, 1998        YEAR ENDED          PERIOD ENDED        30, 1998        YEAR ENDED          PERIOD ENDED
                      (UNAUDITED)   DECEMBER 31, 1997  DECEMBER 31, 1996(1)   (UNAUDITED)   DECEMBER 31, 1997  DECEMBER 31, 1996(1)
                     -------------  -----------------  --------------------  -------------  -----------------  --------------------
Net asset value,
 beginning of
 period.............  $    11.11       $    10.39            $  10.00         $    13.39       $    11.14            $  10.00
                     -------------  -----------------        --------        -------------  -----------------        --------
Income from
 investment
 operations
  Net investment
    income (loss)...        0.02             0.01                0.03               0.04             0.01                0.10
  Net realized and
    unrealized gains
    (losses) from
    investments.....        1.18             1.39                0.36               1.60             2.75                1.04
                     -------------  -----------------        --------        -------------  -----------------        --------
Total from
 investment
 operations.........        1.20             1.40                0.39               1.64             2.76                1.14
                     -------------  -----------------        --------        -------------  -----------------        --------

Less dividends and
 distributions
  Dividends (from
    net investment
    income).........          --            (0.04)                 --                 --            (0.10)                 --
  Distributions
    (from capital
    gains)..........          --            (0.64)                 --                 --            (0.39)                 --
  Distributions in
    excess of
    capital gains...          --               --                  --                 --            (0.02)                 --
                     -------------  -----------------        --------        -------------  -----------------        --------
Total dividends and
 distributions......          --            (0.68)                 --                 --            (0.51)                 --
                     -------------  -----------------        --------        -------------  -----------------        --------
Net asset value, end
 of period..........  $    12.31       $    11.11            $  10.39         $    15.03       $    13.39            $  11.14
                     -------------  -----------------        --------        -------------  -----------------        --------
                     -------------  -----------------        --------        -------------  -----------------        --------
Total return........      10.80%           13.76%               3.90%             12.25%           24.99%              11.40%
                     -------------  -----------------        --------        -------------  -----------------        --------
                     -------------  -----------------        --------        -------------  -----------------        --------
Ratios/Supplemental
 Data:

  Net assets, end of
    period..........  $2,674,056       $1,233,892            $331,296         $6,021,125       $1,501,118            $344,373
  Net expense ratio
    to average net
    assets..........       0.95%(2)         0.88%               0.93%(2)           0.97%(2)         0.87%               0.94%(2)
  Ratio of net
    income (loss) to
    average net
    assets..........       0.42%(2)         0.51%               0.50%(2)           1.28%(2)         1.39%               1.80%(2)
  Gross expenses to
    average net
    assets(3).......       3.12%(2)         9.18%               7.69%(2)           2.44%(2)         9.62%               7.70%(2)
  Portfolio turnover
    rate............        141%             246%                 56%               181%             215%                 60%

------------------------------
1. For the period from May 1, 1996 (commencement of investment operations) to December 31, 1996.

2.  Annualized.

3. During the period, certain fees were reduced as a result of voluntary fee reductions and/or earnings credits. If such earnings credits and voluntary fee reductions had not occurred, the ratios would have been as indicated. Gross and net expenses do not include the deduction of any charges attributable to any variable insurance contract.

                       See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                            FOR A SHARE OUTSTANDING
                        THROUGHOUT THE PERIODS PRESENTED

                                          BERGER IPT-SMALL COMPANY GROWTH FUND
                                --------------------------------------------------------
                                 SIX MONTHS
                                 ENDED JUNE
                                  30, 1998         YEAR ENDED           PERIOD ENDED
                                 (UNAUDITED)    DECEMBER 31, 1997   DECEMBER 31, 1996(1)
                                -------------   -----------------   --------------------
Net asset value, beginning of
 period.......................   $    12.06        $     9.95             $  10.00
                                -------------   -----------------         --------
Income from investment
 operations
  Net investment income
    (loss)....................        (0.01)               --                 0.01
  Net realized and unrealized
    gains (losses) from
    investments...............         1.56              2.11                (0.06)
                                -------------   -----------------         --------
Total from investment
 operations...................         1.55              2.11                (0.05)
                                -------------   -----------------         --------
Less dividends and
 distributions
  Dividends (from net
    investment income)........           --                --                   --
  Distributions (from capital
    gains)....................           --                --                   --
                                -------------   -----------------         --------
Total dividends and
 distributions................           --                --                   --
                                -------------   -----------------         --------
Net asset value, end of
 period.......................   $    13.61        $    12.06             $   9.95
                                -------------   -----------------         --------
                                -------------   -----------------         --------
Total return..................       12.85%            21.21%               (0.50%)
                                -------------   -----------------         --------
                                -------------   -----------------         --------
Ratios/Supplemental Data:

  Net assets, end of period...   $6,301,544        $2,719,559             $291,362
  Net expense ratio to average
    net assets................        1.14%(2)          1.06%                0.95%(2)
  Ratio of net income (loss)
    to average net assets.....       (0.01%)(2)         0.05%                0.14%(2)
  Gross expenses to average
    net assets(3).............        2.42%(2)          5.81%                8.57%(2)
  Portfolio turnover rate.....          59%              194%                  80%

------------------------------
1. For the period from May 1, 1996 (commencement of investment operations) to December 31, 1996.

2.  Annualized.

3. During the period, certain fees were reduced as a result of voluntary fee reductions and/or earnings credits. If such earnings credits and voluntary fee reductions had not occurred, the ratios would have been as indicated. Gross and net expenses does not include the deduction of any charges attributable to any variable insurance contract.

                       See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                            FOR A SHARE OUTSTANDING
                        THROUGHOUT THE PERIODS PRESENTED

                                                                                         BERGER/BIAM
                                                                                    IPT-INTERNATIONAL FUND
                                                                                ------------------------------
                                                                                SIX MONTHS
                                                                                ENDED JUNE     PERIOD ENDED
                                                                                 30, 1998      DECEMBER 31,
                                                                                (UNAUDITED)       1997(1)
                                                                                -----------  -----------------
Net asset value, beginning of period..........................................   $    9.79       $   10.00
                                                                                -----------  -----------------
Income from investment operations
  Net investment income (loss)................................................        0.02            0.05
  Net realized and unrealized gains (losses) from investments.................        1.56           (0.26)
                                                                                -----------  -----------------
Total from investment operations..............................................        1.58           (0.21)
                                                                                -----------  -----------------

Less dividends and distributions
  Dividends (from net investment income)......................................          --              --
  Distributions (from capital gains)..........................................          --              --
                                                                                -----------  -----------------
Total dividends and distributions.............................................          --              --
                                                                                -----------  -----------------
Net asset value, end of period................................................   $   11.37       $    9.79
                                                                                -----------  -----------------
                                                                                -----------  -----------------
Total return..................................................................      16.14%          (2.10%)
                                                                                -----------  -----------------
                                                                                -----------  -----------------
Ratios/Supplemental Data:

  Net assets, end of period...................................................   $4,220,824      $2,705,831
  Net expense ratio to average net assets.....................................       1.14%(2)         0.98%(2)
  Ratio of net income (loss) to average net assets............................       1.32%(2)         0.86%(2)
  Gross expenses to average net assets(3).....................................       2.93%(2)         3.83%(2)
  Portfolio turnover rate.....................................................         11%             14%

------------------------------
1. For the period from May 1, 1997 (commencement of investment operations) to December 31, 1997.

2.  Annualized.

3. During the period, certain fees were reduced as a result of voluntary fee reductions and/or earnings credits. If such earnings credits and voluntary fee reductions had not occurred, the ratios would have been as indicated. Gross and net expenses does not include the deduction of any charges attributable to any variable insurance contract.

                       See notes to financial statements.

                      BERGER INSTITUTIONAL PRODUCTS TRUST

                         NOTES TO FINANCIAL STATEMENTS

                           JUNE 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

    Berger Institutional Products Trust (the "Trust"), a Delaware business trust, was established on October 17, 1995 as a diversified open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the series comprising Berger IPT-100 Fund ("IPT-100"), Berger IPT-Growth and Income Fund ("IPT-G&I"), Berger IPT-Small Company Growth Fund ("IPT-SCG") and Berger/BIAM IPT-International Fund ("IPT-International"), (individually the "Fund" and collectively the "Funds") are the only portfolios established under the Trust, although others may be added in the future. The Funds commenced investment operations on May 1, 1996, except for IPT-International which commenced investment operations on May 1, 1997.

    The Trust is registered under the Investment Company Act of 1940 and its shares are registered under the Securities Act of 1933. Shares of each Fund are fully paid and non-assessable when issued. All shares issued by a particular Fund participate equally in dividends and other distributions by that Fund. The Trust's shares are not offered directly to the public, but are sold exclusively to insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of Participating Insurance Companies and to qualified plans. All costs incurred in organizing the Trust were paid by Berger Associates, Inc. ("Berger"), the investment advisor to IPT-100, IPT-G&I and IPT-SCG and by BBOI Worldwide LLC ("BBOI"), the investment advisor to IPT-International.

    On April 15, 1996, Berger purchased 25,000 shares of each of IPT-100, IPT-G&I and IPT-SCG at a net asset value of $10.00 per share. On May 1, 1997, Berger purchased a variable annuity contract through which it indirectly owns 200,000 shares of the IPT-International for $2 million. At June 30, 1998, Berger, directly or indirectly, owned 12%, 6%, 5% and 54% of the outstanding shares of IPT-100, IPT-G&I, IPT-SCG and IPT-International, respectively.

SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

    The Funds are permitted to hold certain types of futures, forwards and options (except for IPT-International, which may only hold forward foreign currency exchange contracts) for the purpose of hedging the fund against exposure to market value fluctuations. The use of such instruments may involve certain risks as a result of unanticipated movements in the market. A lack of correlation between the value of such investments and the assets being hedged, or unexpected price movements, could render a Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for the instrument. Realized gains or losses on these securities, if any, are included in Net Realized Gains (Losses) from Securities and Foreign Currency Transactions in the Statements of Operations.

INVESTMENT VALUATION

    Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the NASDAQ Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and asked prices. Securities that are traded on the over-the-counter market are valued at the mean between their current bid and asked prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the trustees.

    Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares in the Funds are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the

                      BERGER INSTITUTIONAL PRODUCTS TRUST

                           JUNE 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees.

CALCULATION OF NET ASSET VALUE

    The per share calculation of net asset value is determined by dividing the total value of assets, less liabilities, by total number of shares outstanding.

FEDERAL INCOME TAXES

    It is the Funds' policy to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required.

    Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

FOREIGN CURRENCY TRANSLATION

    Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. Dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

    Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date, except if the ex-dividend date has passed, certain dividends from foreign securities are reported as soon as the fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are computed on the identified cost basis for both financial statement and Federal income tax purposes for all securities.

COMMON EXPENSES

    Certain expenses, which are not directly allocable to a specific Fund, are allocated to the Funds on the basis of relative net assets.

USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. AGREEMENTS

    Berger serves as the investment advisor to IPT-100, IPT-G&I and IPT-SCG and BBOI serves as the investment advisor to IPT-International. Berger and Bank of Ireland Asset Management (U.S.) Limited ("BIAM") each own 50% of BBOI. BBOI has delegated the day-to-day portfolio management of IPT-International to BIAM. As compensation for their services to the Funds, Berger and BBOI receive an investment advisory fee, which is accrued daily at the applicable rate and paid monthly. The fees are based on an annual rate of each Fund's average daily net assets as follows: IPT-100 and IPT-G&I at .75 of 1% of average daily net assets; IPT-SCG and IPT-International at .90 of 1% of average daily net assets. As sub-

                      BERGER INSTITUTIONAL PRODUCTS TRUST

                           JUNE 30, 1998 (UNAUDITED)

2. AGREEMENTS (CONTINUED)
advisor to IPT-International, BIAM receives a sub-advisory fee from BBOI at an annual rate of .40 of 1% of the average daily net assets of the Fund. Such sub-advisory fees have been voluntarily waived by BIAM for the period from May 1, 1997 to October 15, 2000. Berger and BBOI have agreed to waive their advisory fees and reimburse expenses to the Funds to the extent that normal operating expenses in any fiscal year (including the advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.00% of the average daily net assets of both IPT-100 and IPT-G&I, 1.15% of the average daily net assets of IPT-SCG and 1.20% of the average daily net assets of IPT-International.

    IPT-100, IPT-G&I and IPT-SCG have entered into administrative services agreements with Berger. The administrative services agreements provide for an annual fee of .01 of 1% of the average daily net assets of each Fund accrued daily and paid monthly. IPT-International has entered into an administrative services agreement with BBOI. The administrative services agreement provides for a fee at an annual rate of .01 of 1% of the average daily net assets of the Fund accrued daily and paid monthly. BBOI has delegated the day-to-day administrative duties to Berger. Berger receives a sub-administration fee from BBOI at an annual rate of .20 of 1% of the average daily net assets of IPT-International. Berger has voluntarily waived such sub-administration fee for the period from May 1, 1997 to October 15, 2000.

    The Trust has entered into a recordkeeping and pricing agreement with Investors Fiduciary Trust Company ("IFTC"), who also serves as each Fund's custodian and transfer agent. The recordkeeping and pricing agreement provides for the monthly payment of a base fee per Fund plus a fee computed as a percentage of average daily net assets on a total relationship basis. IFTC's fees for custody, recordkeeping and pricing, and transfer agency services are subject to reduction by credits earned by each Fund, based on the cash balances of the Fund held by IFTC as custodian or by credits received from directed brokerage transactions.

    DST Systems, Inc. ("DST"), an affiliate of Berger through a degree of common ownership, provides shareholder accounting services to the Funds. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. The Funds receive an amount equal to the brokerage commissions paid to DST Securities, Inc. as credits against transfer agent fees and expenses. For the six months ended June 30, 1998, the IPT-100 earned $147 and IPT-G&I earned $23 of brokerage credits. The IPT-SCG and IPT-International earned no credits during such period.

    Certain officers and directors of Berger and BBOI are also officers and trustees of the Trust. Trustees who are not affiliated with Berger or BBOI received trustees' fees totaling $213, $199, $443 and $354 from IPT-100, IPT-G&I, IPT-SCG, and IPT-International Fund, respectively, for the six months ended June 30, 1998.

3. INVESTMENT TRANSACTIONS

A. Purchases and Sales

    Purchases and sales of investment securities for the six months ended June 30, 1998, were as follows:

FUND                                                               PURCHASES       SALES
----------------------------------------------------------------  ------------  ------------
IPT-100.........................................................  $  3,410,366  $  2,464,397
IPT-G&I.........................................................     8,917,660     4,883,203
IPT-SCG.........................................................     4,485,786     2,097,597
IPT-International...............................................     1,228,446       357,997

    There were no purchases or sales of long-term U.S. Government securities during the period.

                      BERGER INSTITUTIONAL PRODUCTS TRUST

                           JUNE 30, 1998 (UNAUDITED)

3. INVESTMENT TRANSACTIONS (CONTINUED)
B. Net Appreciation (Depreciation)

    At June 30, 1998, the composition of unrealized appreciation (the excess of value over tax cost) and unrealized depreciation (the excess of tax cost over value) for securities was as follows:

                                                       UNREALIZED    UNREALIZED
FUND                                                  APPRECIATION  DEPRECIATION     NET
----------------------------------------------------  ------------  ------------  ----------
IPT-100.............................................   $  142,225    $  (79,335)  $   62,890
IPT-G&I.............................................      436,824       (56,102)     380,722
IPT-SCG.............................................      957,772      (203,297)     754,475
IPT-International...................................      689,710      (217,180)     472,530

C. Outstanding Forward Foreign Currency Contracts

    The table below indicates the IPT-International's outstanding forward currency contracts at June 30, 1998:

                                                                                                            UNREALIZED
                                                                      CONTRACT   MATURITY   VALUE ON JUNE  APPRECIATION
CURRENCY                                                               AMOUNT      DATE       30, 1998     (DEPRECIATION)
-------------------------------------------------------------------  ----------  ---------  -------------  -------------
Buy Japanese Yen...................................................   2,080,000     7/1/98   $    14,947     $     (45)
Buy Italian Lira...................................................   7,171,000     7/2/98         4,027            (9)
Sell Swiss Franc...................................................     156,000     7/7/98       102,472           466
Sell Japanese Yen..................................................   5,217,000    7/13/98        37,245         3,378
Sell German Deutschemark...........................................      84,000    7/17/98        46,454           439
Sell British Pound.................................................      28,000    7/27/98        46,638          (140)
Sell Swiss Franc...................................................      58,000    7/31/98        38,345           988
Sell Swiss Franc...................................................      56,000    8/13/98        37,071         1,272
Sell Japanese Yen..................................................   4,914,000    8/18/98        35,730         1,329
Sell Japanese Yen..................................................   5,027,000    8/28/98        36,604           381
Sell Japanese Yen..................................................   4,764,000     9/9/98        34,749          (100)
Sell Japanese Yen..................................................   5,287,000    9/16/98        38,603        (1,501)
Sell German Deutschemark...........................................      64,000    9/25/98        35,590           323
                                                                                                           -------------
                                                                                                             $   6,781

D. Federal Income Tax Status

    The Funds distribute net realized capital gains, if any, to their shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    At June 30, 1998, the IPT-SCG had $16,903 and $39,861 in capital loss carryovers which expire in the years 2004 and 2005 respectively, which may be used to offset future realized capital gains for Federal income tax purposes. Additionally, IPT-SCG incurred and elected to defer post-October 31 net capital losses of $43,056 to the year ended December 31, 1998. IPT-International incurred and elected to defer post-October 31 net capital losses and currency losses amounting to $31,115 to the year ended December 31, 1998.

                TRUSTEES OF BERGER INSTITUTIONAL PRODUCTS TRUST

                   MICHAEL OWEN, CHAIRMAN * DENNIS E. BALDWIN
     WILLIAM M.B. BERGER * LOUIS R. BINDNER, P.E. * KATHERINE A. CATTANACH
                       PAUL R. KNAPP * GERARD M. LAVIN *
                    HARRY T. LEWIS, JR. * WILLIAM SINCLAIRE

                                   OFFICERS:
                                GERARD M. LAVIN
                                   President
                      Berger Institutional Products Trust

                              WILLIAM R. KEITHLER
                                   President
                      Berger IPT-Small Company Growth Fund

                                PATRICK S. ADAMS
                                   President
                              Berger IPT-100 Fund
                        Berger IPT-Growth & Income Fund

                               SHEILA J. OHLSSON
                                 Vice President
                        Berger IPT-Growth & Income Fund

                                  KEVIN R. FAY
                    Vice President, Secretary and Treasurer
                      Berger Institutional Products Trust

                                JANICE M. TEAGUE
                              Assistant Secretary
                      Berger Institutional Products Trust

                                DAVID J. SCHULTZ
                              Assistant Treasurer
                      Berger Institutional Products Trust

                              INVESTMENT ADVISORS
                            Berger Associates, Inc.
                               BBOI Worldwide LLC
                                 P.O. Box 5005
                             Denver, Colorado 80217
                        1-303-329-0200 or 1-800-333-1001

                                THE BERGER FUNDS
                      Together we can move mountains.-TM-

                        -C-1998 Berger Associates, Inc.